SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Ocyober 27, 2003 (October 20, 2003)
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Date of Report (Date of earliest event reported)

PepsiCo, Inc.
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(Exact name of registrant as specified in its charter

North Carolina
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(State or other jurisdiction of incorporation)

1-1183 (Commission File Number)	13-1584302 (IRS Employer Identification No.)

700 Anderson Hill Road, Purchase, New York 10577
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(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (914) 253-2000

Explanatory Note

        PepsiCo, Inc. (the “Company”) is filing this amendment to its Current Report on Form 8-K filed with the Securities and Exchange Commision on October 20, 2003 to amend Exhibit 15 to read as set forth below.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits
15	Accountants' Acknowledgment

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2003	PepsiCo, Inc.

By:	/S/ Thomas H. Tamoney, Jr.
Thomas H. Tamoney, Jr.
Vice President, and Associate General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
15	Accountants’ Acknowledgment